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                                                                   EXHIBIT 10.13

                JOINDER AND SUPPLEMENT TO STOCKHOLDERS AGREEMENT

          This JOINDER AND SUPPLEMENT TO STOCKHOLDERS AGREEMENT is made as of ________, 1999, among HF Holdings, Inc., a Delaware corporation (the "Company"), ICON Health & Fitness, Inc., a Delaware corporation ("ICON"), and each of the persons designated as an Employee Stockholder on the signature pages of this Agreement (each an "Employee Stockholder" and, collectively, the "Employee Stockholders").

                                    RECITALS

          1. The Company, ICON and certain other parties thereto have entered into a Stockholders Agreement dated as of September 27, 1999 ("Stockholders Agreement");

          2. The Company granted options to each Employee Stockholder, and each Employee Stockholder received from the Company, Options to purchase Common Stock, par value $0.001, of the Company ("Common Stock"); and

          3. The parties believe that it is in the best interests of the Company and the Stockholders (i) to provide that shares of Common Stock purchased upon the exercise of Plan Options, as hereinafter defined, shall be transferable only upon compliance with the terms hereof; (ii) to provide the Company with certain rights with respect to the purchase of shares of Common Stock from time to time held or to be held by the Employee Stockholders or any subsequent holder of Employee Shares, as hereinafter defined, under certain circumstances; and (iii) to set forth their agreements on certain other matters.

                                    AGREEMENT

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. DEFINITIONS. Capitalized Terms defined in the Stockholders Agreement and not otherwise defined herein are used herein as so defined, and the following terms shall have the following respective meanings:

1.1. "Call Note" shall mean a promissory note of the Company (a) which shall bear interest at the rate of interest at which United States Treasury debt obligations having a two-year maturity (or as close thereto as reasonably possible) bear interest on the date of issuance of such note; (b) the principal of, and all accrued and unpaid interest on, which shall be payable, subject to clauses (c), (d), and (e) of this Section 1.1, in equal installments, the first of which shall be due upon issuance of the note, and the second and third of which shall be due on each of the first and second anniversaries of such issuance, respectively; (c) payment of which shall not be due unless and until each of the Company and any of its subsidiaries, including without limitation ICON, shall be entitled to pay funds for the repurchase of shares of the Company under the terms of any substantial debt obligation, to which the Company and each subsidiary is, respectively, a party; (d) which shall be subordinated to all other indebtedness of the Company, and shall otherwise contain terms and conditions satisfactory to the lenders of the Company; and (e) all or any part of which the Company may, at its option, prepay.

1.2. "Call Option Price" shall mean the fair market value of such Employee Shares as of the date of the Call Notice, as determined by the Board of Directors of the Company (the "Board") in its discretion. The fair market value determined by the Board shall be binding upon the Company, each Employee Stockholder, and their respective successors and assigns.

1.3. "Employee Shares" shall mean all shares of Common Stock acquired upon the exercise of Plan Options held at any time by any Employee Stockholder or any subsequent holder thereof.

1.4. "Employee Stockholders" shall mean all persons designated as such on the signature pages of this Agreement and each other Person who hereafter agrees to become subject to this Agreement as an Employee Stockholder.

1.5. "Estate" shall mean, as to each Employee Stockholder, the estate thereof.

1.6. "Lien" shall mean any mortgage, pledge, lien, security interest, charge, claim, equity, encumbrance, restriction on transfer or voting, conditional sale or other title retention device, transfer for the purpose of subjection to the payment of any obligation, or restriction on the creation of any of the foregoing; provided, however, that the term "Lien" shall not include restrictions on transfer of securities imposed by applicable state and federal securities laws.

1.7. "Plan Options" shall mean all options to purchase Common Stock of the Company at any time granted to an Employee Stockholder.

1.8. "Significant Public Float" shall be deemed to exist on and after (i) the date of closing of the Initial Public Offering of Common Stock of the Company if as of such date there shall be outstanding shares having an aggregate market value (calculated on the basis of the offering price to the public in such Public Offering) of $200,000,000 or more and (ii) if a Significant Public Float (as defined in clause (i) above) shall not have existed as of the date of closing of the Initial Public Offering, the first date thereafter on which there shall be outstanding shares having an aggregate market value (calculated on the basis of the average of the published best bid and ask or published closing price, through NASDAQ or on a registered exchange, on the five immediately preceding trading days) of $200,000,000 or more.

1.9. "Termination Event" shall mean, with respect to any Employee Stockholder,
(i) the termination of the employment of such Person with the Company and each of its Subsidiaries, whether by reason of death, disability, retirement, resignation, discharge with or without cause or for any other

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reason whatsoever, voluntary or involuntary, or (ii) the failure of any Employee
Stockholder to sell his Employee Shares on the terms and pursuant to the provisions of Section 6 of the Stockholders Agreement, or, after having executed a written commitment, on the terms and pursuant to the provisions of Section 7 thereof.

2. JOINDER TO STOCKHOLDERS AGREEMENT. On the terms and subject to the conditions hereof, the parties hereto agree for themselves and for the benefit of all persons now or hereafter parties to the Stockholders Agreement, that all of the Employee Stockholders shall be deemed Junior Management Investors for purposes of the Stockholders Agreement and that Plan Options and all Shares of Company Common Stock now or hereafter held by the Employee Stockholders shall be subject to the Stockholders Agreement, as amended and in effect from time to time, and shall be subject to all the obligations and entitled to all the rights applicable to Junior Management Securities thereunder; provided, however, that if and to the extent that provisions applicable to Junior Management Securities conflict with provisions applicable hereunder to Employee Shares, such conflict will be resolved by applying to Employee Shares the provisions applicable hereunder.

3.  OPTIONS TO PURCHASE COMMON STOCK.

3.1. Call Option. Each holder of Employee Shares hereby grants the Company an option (the "Call Option") to purchase all or any part of the Employee Shares held by such holder at a price per share equal to the Call Option Price, exercisable by the Company within 455 days after the occurrence of a Termination Event other than death of the Employee Stockholder, or within 575 days in the event of death of the Employee Stockholder, with respect to the Employee Stockholder to whom or to whose Estate the Employee Shares held by such holder were originally issued.

3.2. Manner of Exercise of Call Option. The Call Option may be exercised by sending of written notice thereof (the "Call Notice") to all holders of Employee Shares originally issued to the Employee Stockholder or such Employee Stockholder's Estate or Legal Representative with respect to which Employee Stockholder the Termination Event has occurred (the "Call Employee Stockholder Group"). The Call Notice shall state that the Company has elected to exercise the Call Option and the number of Employee Shares with respect to which the Call Option is being exercised.

3.3. Closing. The closing of the purchase of the Employee Shares pursuant to the exercise of the Call Option shall take place 20 business days from the date the Call Notice was sent, at the principal office of the Company, or at such other time and location as the parties to such purchase may mutually determine. At the closing the Company shall pay to the Call Employee Stockholder Group the aggregate Call Option Price for the Employee Shares to be purchased pursuant to the Call Option (i) by delivery of a Call Note or (ii) at the Company's option, in cash by wire transfer or check. At such time, the Call Employee Stockholder Group shall deliver to the Company the certificate or certificates representing the Employee Shares so purchased, each duly endorsed for transfer and with signature guaranteed, free and clear of any Liens, with any necessary stock transfer tax stamps affixed.

3.4. Termination. No Call Notice may be sent from and after the existence of a Significant Public Float.

4.  LEGENDS.

4.1. Employee Shares. Each certificate representing Employee Shares shall, in addition to any other legends prescribed by law or by the Stockholders Agreement, have the following legend endorsed conspicuously thereupon:

               The shares of stock represented by this certificate are also subject to certain call rights as provided in the Joinder and Supplement to Stockholders Agreement dated as of September 27, 1999, as amended and in effect from time to time, and were originally issued to, or were issued in respect of shares originally issued to, the following Junior Management Investor:
               ____________.

4.2. Removal. Any person who acquires Common Stock which is not subject to all or part of the terms of this Agreement shall have the right to have such legends (or the inapplicable portion thereof) removed from certificates representing such Common Stock.

5. EFFECT ON EMPLOYMENT. As an inducement to the Company to issue the Employee Shares to the Employee Stockholders, and as a condition thereto, each Employee Stockholder acknowledges and agrees that:

          (i) neither the issuance of the Employee Shares to any Employee Stockholder nor anything contained herein shall give any Employee Stockholder any right to be retained in the employ of the Company, affect the right of the Company to discharge or discipline such Employee Stockholder at any time or affect any right of such Employee Stockholder to terminate his or her employment at any time; and

          (ii) neither the Company nor any Affiliate of the Company shall have any duty or obligation to affirmatively disclose to any Employee Stockholder, and no Employee Stockholder shall have any right to be advised of, any material information regarding the Company or otherwise at any time prior to, upon or in connection with the purchase of Employee Shares from such Employee Stockholder in accordance with the provisions hereof.

6.  MISCELLANEOUS.

6.1. Notices. Notices and other communications provided for in this Agreement shall be in writing and shall be sent by certified mail, return receipt requested, addressed to the party or parties sought to be charged with notice of the same at the respective addresses set forth below, subject to written notice of change of address given by any party to the other parties.

If to the Company, to the address set forth in the Stockholders Agreement, as in effect from time to time.

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If to any holder of Plan Options, to such holder at his, her, or its address in the Company's personnel records (which address the Company agrees to furnish to any holder of shares of Common Stock for use in connection with this Agreement upon written request). Notice to the holder of record of any Plan Options shall be deemed to be notice to the holder of such options for all purposes hereunder.

If to any holder of Common Stock, to such holder at his, her, or its address in the stock register maintained by the Company (which address the Company agrees to furnish to any holder of shares of Common Stock for use in connection with this Agreement upon written request). Notice to the holder of record of any shares of Common Stock shall be deemed to be notice to the holder of such shares for all purposes hereunder.

6.2. Change and Modifications; Termination; Actions under this Agreement. This Agreement may not be orally changed, modified, extended or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be terminated, changed, modified or extended (i) insofar as it makes the provisions of the Stockholders Agreement binding upon and inuring to the benefit of the parties hereto, by amendment or termination of the Stockholders Agreement in accordance with the provisions thereof; or (ii) insofar as it provides for different rights and obligations for Employee Shares from those applicable to Junior Management Securities, by an agreement in writing signed by the Company and by the holders of at least a majority of the Employee Shares, but not otherwise. Copies of any such termination, change, extension or modification shall be sent by the Company to, and be binding upon, each party hereto and each holder of Employee Shares.

6.3. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns, and shall inure to the benefit of persons now or hereafter parties to the Stockholders Agreement.

6.4. Gender and Number. With respect to words used in this Agreement, the singular form shall include the plural form, the neuter gender shall include the feminine or masculine gender, and vice versa, as the context requires.

6.5. Descriptive Headings. The descriptive headings of this Agreement are for convenience of reference only, are not to be considered a part hereof and shall not be construed to define or limit any of the terms or provisions hereof.

6.6. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an executed original enforceable as against each party signing such counterpart, but all of which taken together shall constitute one instrument.

6.7. Severability. In the event that any provision hereof would, under applicable law, be invalid or unenforceable, such provision shall, to the extent permitted under applicable law, be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent possible under applicable law. The provisions of this Agreement are severable, and in the event that any provisions hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

6.8. Governing Law, Arbitration. This Agreement shall be construed, its validity determined and disputes arising under it resolved as provided in Section 15 of the Stockholders Agreement.

6.9. Remedies. The parties hereto shall have all remedies for breach of this Agreement available to them provided by law or equity. Without limiting the generality of the foregoing, the parties agree that in addition to all other rights and remedies available at law or in equity, the parties shall be entitled to obtain specific performance of the obligations of each party to this Agreement and immediate injunctive relief, and that in the event any action or proceeding is brought in equity to enforce the same, no holder of Shares will urge, as a defense, that there is an adequate remedy at law.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

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[Jr. Management Stock Option Plan]

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands under seal, as of the date first above written.

                                          HF HOLDINGS, INC.

                                          By________________________________
                                             Title:

                                          ICON HEALTH & FITNESS, INC.

                                          By________________________________
                                             Title:

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                                          [Jr. Management Stock Option Plan]

EMPLOYEE STOCKHOLDERS
                                            _________________________________

                                            _________________________________

                                            _________________________________

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